UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Astra Space, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders, at which stockholders of the Company voted on proposals to (i) elect Michèle Flournoy, Michael Lehman, and Lisa Nelson to serve as Class III directors for a term expiring at the 2026 Annual Meeting of Stockholders; (ii) approve the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of all of the outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”) at a ratio in the range of 1-for-5 to 1-for-15, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by the Board of Directors, in its discretion, but no later than June 8, 2024 (the “Reverse Stock Split Proposal”); (iii) approve the following actions with respect to the existing performance stock options granted to Chris Kemp, Adam London and Martin Attiq under the Astra Space, Inc. 2021 Omnibus Incentive Plan (the “Existing PSOs”), exercisable for an aggregate of 9,762,133 shares of Astra Space, Inc.’s Class A Common Stock and which relate to the Company’s long term incentive plan for executives: (a) terminate the Existing PSOs effective as of the date of the 2023 Annual Meeting of Stockholders; and (b) authorize the Compensation Committee to grant to each of Mr. Kemp, Dr. London and Mr. Attiq new performance stock options (the “New PSOs”) with the following parameters: (1) the New PSOs will have an exercise price equal to the fair market value of a share of Class A Common Stock on the date of grant; (2) the number of shares of Class A Common Stock to which the New PSOs will be exercisable shall not exceed 4.0 million shares for Mr. Kemp and 1.0 million shares for each of Dr. London and Mr. Attiq, subject to adjustment if the Reverse Stock Split Proposal is approved; (3) vesting of the New PSOs will occur over a period of two to five years from the date of grant; and (4) vesting shall be subject to performance metrics, in the case of clauses (1) through (4) with the final decision as to the terms of such New PSOs to be determined by the Compensation Committee in its discretion, following stockholder approval, but not later than July 31, 2023 (the “LTIP Proposal”); (iv) approve an amendment to the Company’s 2021 Omnibus Incentive Plan, as amended (the “Plan”), to increase the number of shares of Class A Common Stock authorized for issuance under the Plan by (a) 237,867 shares, if the stockholders approve the LTIP Proposal, or (b) 4,000,000 shares, if the stockholders do not approve the LTIP Proposal (the “Omnibus Plan Proposal”); and (v) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year (the “PwC Ratification Proposal”).

The Company has two classes of common stock and holders of each class of common stock as of April 10, 2023 (the “record date”) were entitled to vote at the 2023 Annual Meeting of Stockholders, except that the holders of the Class B Common Stock (Mr. Kemp and Dr. London) and Mr. Kemp, Dr. London and Mr. Attiq (with respect to any shares of Class A Common Stock held by them) were not entitled to vote on the LTIP Proposal since the Company’s Board of Directors had determined that such persons have an interest in the LTIP Proposal. Each issued and outstanding share of Class A Common Stock as of the record date was entitled to one vote and each issued and outstanding share of Class B Common Stock as of the record date was entitled to 10 votes on each of the foregoing proposals (except with respect to the LTIP Proposal where the holders of Class B Common Stock and Mr. Kemp, Dr. London and Mr. Attiq (with respect to any shares of Class A Common Stock held by them) were not entitled to vote thereon). There were 136,797,415 shares of the Company’s Class A Common Stock and 55,539,188 shares of the Company’s Class B Common Stock represented either in person or by proxy at the meeting (which represented 89.81% of the total voting power of the Company), thereby constituting a quorum.

The final voting results for each of these proposals are as follows:

Election of Class III Directors (Proposal 1): The stockholders elected each of Michèle Flournoy, Michael Lehman, and Lisa Nelson as Class III directors of the Company to serve until the 2026 Annual Meeting of Stockholders with the following votes:

Michèle Flournoy

Total of Class A Common Stock and Class B Common Stock:

Votes For	Withhold	Broker Non-Votes
603,393,318	12,839,466	75,956,511

Class A Common Stock only:

Votes For	Withhold	Broker Non-Votes
48,001,438	12,839,466	75,956,511

Class B Common Stock only:

Votes For	Withhold	Broker Non-Votes
555,391,880	0	N/A

Michael Lehman

Total of Class A Common Stock and Class B Common Stock:

Votes For	Withhold	Broker Non-Votes
602,357,392	13,875,392	75,956,511

Class A Common Stock only:

Votes For	Withhold	Broker Non-Votes
46,965,512	13,875,392	75,956,511

Class B Common Stock only:

Votes For	Withhold	Broker Non-Votes
555,391,880	0	N/A

Lisa Nelson

Total of Class A Common Stock and Class B Common Stock:

Votes For	Withhold	Broker Non-Votes
602,758,066	13,474,718	75,956,511

Class A Common Stock only:

Votes For	Withhold	Broker Non-Votes
47,366,186	13,474,718	75,956,511

Class B Common Stock only:

Votes For	Withhold	Broker Non-Votes
555,391,880	0	N/A

Reverse Stock Split Proposal (Proposal 2): The stockholders approved the Reverse Stock Split Proposal. As described in the Reverse Stock Split Proposal, the Board has discretion to determine the ratio and timing upon which a reverse stock split will be effective, provided that it occurs, if the Board decides to effect one, no later than June 8, 2024.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
684,668,192	6,506,168	1,014,935	N/A

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,276,312	6,506,168	1,014,935	N/A

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
555,391,880	0	0	N/A

LTIP Proposal (Proposal 3): The stockholders approved the termination of the Existing PSOs to Chris Kemp, Adam London and Martin Attiq, exercisable for an aggregate of 9,762,133 shares of Class A Common Stock and authorized the grant of New PSOs at the Compensation Committee’s discretion, subject to certain parameters described above, including that the New PSOs are granted before July 31, 2023. The holders of the Class B Common Stock (Mr. Kemp and Dr. London) and Mr. Kemp, Dr. London and Mr. Attiq (with respect any Class A Common Stock held by them) were not entitled to vote on the LTIP Proposal since the Company’s Board of Directors had determined that such persons have an interest in the LTIP Proposal. Each of Mr. Kemp, Dr. London and Mr. Attiq abstained from the vote on the LTIP Proposal, aggregating 555,543,206 votes with respect to their registered shares and did not provide instructions to their broker for any shares held by them through a broker. As Mr. Kemp, Dr. London and Mr. Attiq were not entitled to vote on the LTIP Proposal, their abstentions were not votes that were properly cast and thus had no effect on the outcome of the LTIP Proposal. Of the 697,535 abstentions that were not cast by Mr. Kemp, Dr. London or Mr. Attiq, such abstentions were treated as votes against the LTIP Proposal.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,377,094	22,614,949	556,240,741	75,956,511

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,377,094	22,614,949	848,861	75,956,511

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
0	0	555,391,880	N/A

Omnibus Plan Proposal (Proposal 4): The stockholders approved an amendment to the Plan to increase the number of shares of Class A Common Stock authorized for issuance under the Plan by (a) 237,867 shares, if the stockholders approve the LTIP Proposal or (b) 4,000,000 shares, if the stockholders do not approve the LTIP Proposal. As a result of the stockholder’s approval of the LTIP Proposal, the number of shares of Class A Common Stock authorized under the Plan increased by 237,867 shares as of the 2023 Annual Meeting of Stockholders.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
595,156,680	20,679,737	396,367	75,956,511

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,764,800	20,679,737	396,367	75,956,511

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
555,391,880	0	0	N/A

PwC Ratification Proposal (Proposal 5): The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

Total of Class A Common Stock and Class B Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
691,046,749	801,547	340,999	N/A

Class A Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,654,869	801,547	340,999	N/A

Class B Common Stock only:

Votes For	Votes Against	Abstentions	Broker Non-Votes
555,391,880	0	0	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2023	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer